SUPPLEMENT DATED JULY 14, 2003
TO THE
PROSPECTUS DATED MAY 1, 2003
FOR
PERSPECTIVE IISM FIXED & VARIABLE ANNUITY
JNLNY SEPARATE ACCOUNT I

The 2% Contract Enhancement is currently unavailable. All references to the 2% Contract Enhancement should be deleted on pages 1, 4, 35-36 and 39-40.

On page 5, the Total Separate Account Annual Expenses (with Maximum Optional Endorsements, including the maximum “step-up” charge, but without GMIB) should be deleted and replaced with the following:

Total Separate Account Annual Expenses (with Maximum Optional Endorsements, including the maximum “step-up” charge, but without GMIB)     2.7011

On page 9, the fourth paragraph in the section entitled “Examples” should be deleted and replaced with the following:

Examples. These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor premium tax charges are reflected in the examples. The examples also assume that your investment has a 5% annual return on assets each year. Your actual costs may be higher or lower than the costs shown in the examples.

The following examples include maximum Fund fees and expenses and the cost if you select the 20% Additional Free Withdrawal Endorsement, the 5-year withdrawal charge period and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Based on these assumptions, your costs would be:

If you do not surrender your Contract or if you begin receiving income payments from your Contract after the first year:

1 year	3 years	5 years	10 years
$413	$1,250	$2,101	$4,298

If you surrender your Contract at the end of each time period:

1 year	3 years	5 years	10 years
$478	$1,280	$2,111	$4,298

On page 42, the last sentence to the section entitled “Optional Five-Year Withdrawal Charge Period” should be deleted.

(To be used with NV4224 05/03.)

NV5748 7/03

__________

11 The 20% additional free withdrawal is presumed to have been selected along with the 5 year withdrawal charge and the maximum possible charge for the GMWB.